Exhibit 99.1

Q1 2018 Earnings Presentation Daseke, Inc. May 8, 2018

Presenters Scott Wheeler President, CFO and Director Don Daseke CEO and Chairman

Forward-Looking Statements This presentation includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as "forecast," "intend," "seek," "target," “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Projected financial information are forward-looking statements. Forward-looking statements, including those with respect to revenues, earnings, performance, strategies, prospects and other aspects of the business of Daseke, are based on current expectations that are subject to risks and uncertainties. A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to, general economic risks (such as downturns in customers’ business cycles and disruptions in capital and credit markets), driver shortages and increases in driver compensation or owner-operator contracted rates, loss of senior management or key operating personnel, Daseke’s ability to recognize the anticipated benefits of recent acquisitions, Daseke’s ability to identify and execute future acquisitions successfully, seasonality and the impact of weather and other catastrophic events, fluctuations in the price or availability of diesel fuel, increased prices for, or decreases in the availability of, new revenue equipment and decreases in the value of used revenue equipment, Daseke’s ability to generate sufficient cash to service all of its indebtedness, restrictions in Daseke’s existing and future debt agreements, increases in interest rates, the impact of governmental regulations and other governmental actions related to Daseke and its operations, litigation and governmental proceedings, and insurance and claims expenses. For additional information regarding known material factors that could cause actual results to differ from those expressed in forward-looking statements, please see Daseke’s filings with the Securities and Exchange Commission, available at www.sec.gov, including Daseke’s Current Report on Form 10-K, filed with the SEC on March 16,2018, particularly the section “Risk Factors—Risk Factors Relating to Daseke’s Business and Industry. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Daseke undertakes no commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise. Acquisitions Daseke has a long history of, and intends to continue, acquiring strategic and complementary flatbed and specialized trucking companies. Negotiations and discussions with potential target companies are an integral part of the Company’s operations. These negotiations and discussions can be in varying stages from infancy to very mature. Therefore, investors in Daseke’s stock should assume the Company is always evaluating, negotiating and performing diligence on potential acquisitions. Non-GAAP Financial Measures This presentation includes non-GAAP financial measures, including Adjusted EBITDA and Acquisition Adjusted. Daseke defines Adjusted EBITDA as net income (loss) plus (i) depreciation and amortization, (ii) interest expense, including other fees and charges associated with indebtedness, net of interest income, (iii) income taxes, (iv) acquisition-related transaction expenses (including due diligence costs, legal, accounting and other advisory fees and costs, retention and severance payments and financing fees and expenses), (v) stock based compensation, (vi) non-cash impairments, (vii) losses (gains) on sales of defective revenue equipment out of the normal replacement cycle, (viii) impairments related to defective revenue equipment sold out of the normal replacement cycle, (ix) withdrawn initial public offering-related expenses, and (x) expenses related to the business combination that was consummated in February 2017 and related transactions. Acquisition Adjusted 2017 revenue (giving effect to acquisitions during 2017) is calculated by adding Daseke’s 2017 revenue and the revenue of each company acquired in 2017 for the period beginning January 1, 2017 and ending on its acquisition date, based on the company’s internal financial statements for period prior to Daseke’s acquisition. You can find the reconciliation of these measures to net income (loss), the nearest comparable GAAP measure, elsewhere in the appendix of this presentation. We have not reconciled non-GAAP forward-looking measures to their corresponding GAAP measures because certain items that impact these measures are unavailable or cannot be reasonably predicted without unreasonable efforts. Daseke’s board of directors and executive management team use Adjusted EBITDA and Acquisition Adjusted as key measures of its performance and for business planning. Adjusted EBITDA and Acquisition Adjusted assist them in comparing Daseke’s operating performance over various reporting periods on a consistent basis because they remove from Daseke’s operating results the impact of items that, in their opinion, do not reflect Daseke’s core operating performance. Adjusted EBITDA and Acquisition Adjusted also allow Daseke to more effectively evaluate its operating performance by allowing it to compare the results of operations against its peers without regard to its or its peers’ financing method or capital structure. Acquisition Adjusted is used to view operating results before lease charges as these charges can vary widely among trucking companies due to differences in the way that trucking companies finance their fleet acquisitions. Daseke’s management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP and instead relies primarily on Daseke’s GAAP results and uses non-GAAP measures supplementally.  Daseke believes its presentation of Adjusted EBITDA and Acquisition Adjusted is useful because they provide investors and industry analysts the same information that Daseke uses internally for purposes of assessing its core operating performance. However, Adjusted EBITDA and Acquisition Adjusted are not substitutes for, or more meaningful than, net income (loss), cash flows from operating activities, operating income or any other measure prescribed by GAAP, and there are limitations to using non-GAAP measures such as Adjusted EBITDA and Acquisition Adjusted. Certain items excluded from Adjusted EBITDA and Acquisition Adjusted are significant components in understanding and assessing a company’s financial performance, such as a company’s cost of capital, tax structure and the historic costs of depreciable assets. Adjusted EBITDA and Acquisition Adjusted should not be considered measures of the income generated by Daseke’s business or discretionary cash available to it to invest in the growth of its business. Other companies in Daseke’s industry may define these non-GAAP measures differently than Daseke does, and as a result, it may be difficult to use these non-GAAP measures to compare the performance of those companies to Daseke’s performance. Industry and Market Data This presentation includes market data and other statistical information from third party sources, including independent industry publications, government publications and other published independent sources. Although Daseke believes these third party sources are reliable as of their respective dates, Daseke has not independently verified the accuracy or completeness of this information. Important Disclaimers

Today’s Agenda First Quarter 2018 Financial Summary Revisit Daseke’s Compelling Opportunity Review Q1 2018 Financial Results Revisit 2018 Strategic Priorities: Organic Growth, Organizational Effectiveness, M&A 2018 Financial Outlook

Q1 2018 Financial Summary (vs. Q1 2017) Revenue increased 104% to $327.6M Flatbed Solutions revenue up 78% to $145.0M Specialized Solutions revenue up 129% to $184.9M Net loss improved significantly to $0.8M in Q1 ‘18 compared to a net loss of $7.7M IN Q1 ‘17 Adjusted EBITDA increased 100% to $35.2M

BUILDING NORTH AMERICA’S Premier Flatbed & Specialized Logistics Provider 5

Investment Highlights Largest Owner of Flatbed & Specialized Equipment in North America(1) with $1.3 Billion Acquisition Adjusted 2017 Revenue(2) Management Team Owns Over 35% of the Company(5) – CEO Don Daseke Accepted a Three-Year Lock-Up(6) Robust Acquisition Pipeline with an Opportunity to Consolidate the Industry Improving Industrial Freight & Logistics Fundamentals 48% Adjusted EBITDA CAGR from 2009 to Acquisition Adjusted 2017(3) Very Small Market Share of Highly Fragmented Open Deck Transportation & Logistics Market(4) (1) CCJ Top 250, 2017. (2) Acquisition Adjusted revenue (giving effect to acquisitions during 2017) is calculated by adding Daseke’s 2017 revenue and the revenue of each company acquired in 2017 for the period beginning January 1, 2017 and ending on its acquisition date, based on the acquired company’s internal financial statements for period prior to Daseke’s acquisition. (3) Gives effect to all companies acquired in 2017 and calculated by adding Daseke’s 2017 Adjusted EBITDA and the Adjusted EBITDA of each company acquired in 2017 for the period beginning January 1. 2017 and ending on its acquisition date, based on the acquired companies’ internal financial statements for period prior to Daseke’s acquisition. (4) FTR Associates, Inc., 2016. (5) Does not give effect to the expected issuance of 5 million earnout shares in the second quarter of 2018 & payout of up to 10 million additional earnout shares in aggregate in 2019 and 2020, and assumes no exercise of outstanding warrants or conversion of convertible preferred to common stock. (6) 10% of Mr. Daseke’s shares are not subject to the three-year lock-up which began on February 27, 2017 but will instead be subject to a 180-day lock-up (from donation date) in the event of such donation; Mr. Daseke intends to donate shares to educational institutions or charities.

Q1 2018 Financial Results

Q1 2018 Financial Results ($ in millions) Consolidated Financial Metrics 2017 2018 Total Revenue $ 160.4 $ 327.6 Revenue (excl. FSC) 146.4 296.9 Operating Income (Loss) (0.8) 7.8 Net Income (Loss) (7.7) (0.8) Adjusted EBITDA 17.6 35.2 Three Months Ended Mar 31 Record Q1 Results, Strong Organic Growth %▲ 104% ($ in millions) Financial Metrics by Segment 2017 2018 Flatbed Revenue $ 81.3 $ 145.0 Flatbed Adjusted EBITDA 11.4 14.6 Specialized Revenue Specialized Adjusted EBITDA 9.8 24.4 Three Months Ended Mar 31%▲ 78% 28% $ 80.7 $ 184.9 129% 147% 103% na na 100%

Flatbed Segment Trends – Continued Y/Y Improvement Flatbed Revenue per Tractor (excl. FSC)(2) Flatbed Rate Per Mile (excl. FSC)(1) ($ in thousands) Period’s revenue less fuel surcharge divided by total number of miles driven in the period. Period’s revenue less fuel surcharge divided by the average number of tractors in the period (including owner-operator tractors). Excludes acquisitions made in the Flatbed segment Excluding 2017 Acquisitions, Rate per Mile was up 10%(3) $39.6 $42.9 $42.0 $39.4 $40.6 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 $33 $36 $39 $42 $45 $1.71 $1.80 $1.85 $1.87 $1.81 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 $1.40 $1.55 $1.70 $1.85 $2.00

Specialized Segment Trends – Sequential & Y/Y Improvements Specialized Rate per Mile (excl. FSC)(1) Specialized Revenue per Tractor (excl. FSC)(2) ($ in thousands) Period’s revenue less fuel surcharge divided by total number of miles driven in the period. Period’s revenue less fuel surcharge divided by the average number of tractors in the period (including owner-operator tractors) Excludes acquisitions made in the Specialized segment. Excluding 2017 Acquisitions, Rate per Mile was up 8%(3) $2.56 $2.62 $2.70 $2.62 $2.67 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 $2.00 $2.30 $2.60 $2.90 $3.20 $48.2 $49.1 $51.4 $47.6 $53.2 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 $40 $44 $48 $52 $56

EBITDA by Segment – Acquisition-Adjusted Three Months Ended March 31, 2017 2018 Flatbed Acq. Adjusted EBITDA $15.1M $14.6M Specialized Acq. Adjusted EBITDA $19.9M $24.4M Less: Corporate Adjusted EBITDA $(3.7)M $(3.7)M Daseke Acq. Adjusted EBITDA $31.4M $35.2M Acquisition-Adjusted EBITDA up by $3.8M

Capital to Support Growth Balance Sheet Cash: $183M Revolving Line of Credit Capacity: $63M Net Debt: $448 M (as of 3/31/2018) Continuing to Evaluate Debt Structure

2018 Outlook & Priorities

2018 Strategic Priorities Organic Growth Increase revenue/rates Control costs Strategic niches High security cargo Commercial glass Customized Freight Management System (FMS) Drivers Operational Effectiveness Regional leadership Appropriate operations consolidation Processes, people & systems Focused M&A Flatbed Strategic niches Tuck-ins

Operational Effectiveness in Action Example #1: Consolidation of Ops. Took two operations & combined facilities, operating authority & operations. Expect revenue & cost synergies of at least $2.5M over next 12 months Example #2: Business Unit Turnaround Fundamentally changed cost structure & revenue profile Cut costs, closed several facilities, disposed costly equipment, etc. Dedicated focus on lane balance, driving miles per seated truck per day Operating unit EBITDA increase of $1M+ Example #3: Recent Synergies $1M in health benefit savings expense q/q Example #4: Recruiting New national level recruiting efforts Implemented recruiting software allowing us to capture every qualified driver coming into system in an effort to find them an appropriate job within Daseke. Seated several trucks with drivers that would previously have been rejected

Daseke to Acquire Aveda Transportation & Energy Services On Apr 16, Daseke entered into a merger agreement with Aveda Anticipating a completion in June 2018 Aveda (TSX-V: AVE) is one of the largest oil rig moving companies in North America Provides specialized transportation required for oil and gas exploration, development and production Services include: Rig & worksite transport Heavy haul Rentals

Strategic Rationale of Aveda Acquisition 17 Market leader in a niche market Strong underlying industry fundamentals and company execution Cross-selling opportunities (i.e. historically outsourced services that Daseke may capture going forward) Economies of scale (purchasing, fuel, insurance) Further diversifies Daseke’s revenue stream (Aveda would represent ~ 10% of Daseke’s revenue)

2018 Outlook Revenue (organic)(1) ~$1.35 billion - YOY Growth ~60%(2) Adj. EBITDA (organic)(1) ~$150 million - YOY Growth ~63%(3) Net Capital Expenditures $85-$105 million - Replacement $65 million - Growth $20-$40 million Excluding any 2018 acquisitions. Growth from 2017 GAAP reported revenue. Growth from 2017 reported Adjusted EBITDA.

Key Takeaways Record Q1 results, significant expansion in revenue, profitability, Adj. EBITDA ✓ Strong growth trends in Specialized & Flatbed ✓ Specialized operating leverage materially contributes to profit improvement ✓ Liquidity for expansion enabled attractive Aveda acquisition ✓ Confident in 2018 outlook ✓ Organic growth plan driving tangible results ✓

Questions Conclusion

Appendix

Adjusted EBITDA Reconciliation Adjusted EBITDA Reconciliation ($ in thousands) Three Months Ended Mar. 31, Twelve Months Ended Dec. 31, 2018 2017 2017 2016 Net income (loss) $(797) $(7,746) $26,996 $(12,279) Depreciation and amortization 25,182 16,315 76,863 67,500 Net interest expense 9,895 9,775 33,041 23,080 Provision(benefit) for income taxes (382) (2,770) (52,282) 163 Acquisition-related transaction expenses 440 445 3,377 296 Stock compensation 886 - 1,875 - Impairment - - - 2,005 Merger transaction expenses - 1,553 2,034 3,516 Withdrawn initial public offering-related expenses - - - 3,051 (Gain) Loss on sales of equip. out of normal replcmt cycle - - - 718 Impairment on sales of equip. out of normal replcmt cycle - - - 190 Adjusted EBITDA $35,224 $17,572 $91,904 $88,240

Three Months Ended Mar. 31, 2018 Three Months Ended Mar. 31, 2017 Flatbed Specialized Corporate Consolidated Flatbed Specialized Corporate Consolidated Net income (loss) $3,702 $2,482 $(6,981) $(797) $1,060 $(454) $(8,352) $(7,746) Depreciation and amortization 7,380 17,771 31 25,182 7,519 8,757 39 16,315 Net interest expense 1,770 2,477 5,648 9,895 1,796 2,002 5,977 9,775 Provision(benefit) for income taxes 1,494 1,143 (3,019) (382) 1,045 (455) (3,360) (2,770) Acquisition-related transaction expenses - - 440 440 - - 445 445 Stock compensation 252 487 147 886 - - - - Merger transaction expenses - - - - - - 1,553 1,553 Adjusted EBITDA $14,598 $24,360 ($3,734) $35,224 $11,420 $9,850 ($3,698) $17,572 Adjusted EBITDA Reconciliation by Segment Adjusted EBITDA Reconciliation by Segment ($ in thousands)

Acquisition-Adjusted EBITDA Reconciliation by Segment Acquisition-Adjusted EBITDA Reconciliation by Segment ($ in thousands) Three Months Ended Mar. 31, 2018 Three Months Ended Mar. 31, 2017 Flatbed Specialized Corporate Consolidated Flatbed Specialized Corporate Consolidated Net income (loss) $3,702 $2,482 $(6,981) $(797) $3,054 $2,148 $(8,352) $(3,150) Depreciation and amortization 7,380 17,771 31 25,182 9,242 15,169 39 24,450 Net interest expense 1,770 2,477 5,648 9,895 1,807 2,807 5,977 10,591 Provision(benefit) for income taxes 1,494 1,143 (3,019) (382) 1,045 (187) (3,360) (2,502) Acquisition-related transaction expenses - - 440 440 - - 445 445 Stock compensation 252 487 147 886 - - - - Merger transaction expenses - - - - - - 1,553 1,553 Adjusted EBITDA $14,598 $24,360 ($3,734) $35,224 $15,148 $19,937 ($3,698) $31,387

(1) Capitalization data based on securities outstanding as of March 31, 2018. (2) Based on treasury stock method with a stock price of $8.55 as of May 1, 2018. Each warrant represents half a share and on a share equivalent basis has a weighted average exercise price of $11.50. (3) Based on $65 million outstanding Series A Convertible Preferred as of March 31, 2018 with a conversion price of $11.50. (4) Based on treasury stock method for Director Group and Employee Group Stock Options of 0.2 million (weighted average exercise price of $9.98) and 1.5 million (weighted average exercise price of $10.40), respectively, with a stock price of $8.55 as of May 1, 2018. Capitalization Summary(1) (in millions) Adjusted Share Count Security Outstanding Common Stock Equivalent Common Shares 57.3 57.3 Warrants 35.0 -(2) Convertible Preferred 0.7 5.7(3) Maximum Earnout Shares for 2018 - 5.0 Employee Stock Options 1.7(4) -(4) RSUs 0.9 0.9 Fully Diluted Shares - 68.9